Marketable securities	9 Months Ended
Sep. 30, 2023
Marketable securities [Abstract]
Marketable securities
6.	Marketable securities

Marketable securities
$’000
Fair value
At January 1, 2023	85,724
Additions	-
Accrued interest	3,097
Interest received	(814)
Fair value movement	(1,215)
At September 30, 2023	86,792

The Group holds government and corporate listed bonds which comprise marketable securities measured at FVOCI. These marketable securities had a fair value of $86.8 million at September 30, 2023 (December 31, 2022: $85.7 million). The impairment loss allowance for expected credit losses at the reporting date was $0.1 million (December 31, 2022: $0.1 million). At September 30, 2023, the maturity of the Group’s marketable securities ranges from four months to four years. This maturity has been reflected in the allocation of current and non-current assets in the unaudited condensed consolidated interim statement of financial position.

The Group is exposed to credit risk on its cash and cash equivalents, other financial assets and marketable securities in the event of default of the counterparties. The Group’s cash balance is maintained with well established, highly rated financial institutions. The Group’s marketable securities are mainly comprised of investment grade bonds. The Group monitors the credit risk of its investments on a regular basis.

A reconciliation of the movement through OCI relating to marketable securities for the three and nine months ended September 30, 2023, is as follows:

Three months ended September 30, 2023
$’000
At July 1, 2023	230
Revaluation adjustments	445
Movement of expected credit losses on assets measured at FVOCI	(17)
At September 30, 2023	658

Nine months ended September 30, 2023
$’000
At January 1, 2023	(558)
Revaluation adjustments	1,215
Movement of expected credit losses on assets measured at FVOCI	1
At September 30, 2023	658